Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 60% Portfolio
September 30, 2023
VIPFM-60-NPRT3-1123
1.856868.116
Equity Funds - 62.9%
	Shares	Value ($)
Fidelity Canada Fund (a)	752,573	45,726,317
Fidelity Commodity Strategy Fund (a)	204,382	19,804,648
Fidelity Contrafund (a)	4,003,079	59,645,882
Fidelity Emerging Markets Discovery Fund (a)	3,204,507	49,125,095
Fidelity Emerging Markets Fund (a)	11,592,484	386,493,420
Fidelity Equity-Income Fund (a)	1,935,984	124,270,829
Fidelity Global Commodity Stock Fund (a)	575,223	10,589,851
Fidelity Hedged Equity Fund (a)	7,494,178	76,365,672
Fidelity Infrastructure Fund (a)	491,077	5,460,782
Fidelity International Capital Appreciation Fund (a)	3,520,195	81,210,900
Fidelity International Discovery Fund (a)	2,438,427	99,365,904
Fidelity International Enhanced Index Fund (a)	10,422,728	105,061,102
Fidelity International Small Cap Fund (a)	1,610,266	46,150,229
Fidelity International Small Cap Opportunities Fund (a)	2,874,965	51,519,371
Fidelity International Value Fund (a)	7,413,703	67,835,385
Fidelity Japan Smaller Companies Fund (a)	2,911,911	42,106,237
Fidelity Large Cap Value Enhanced Index Fund (a)	3,535,008	51,399,017
Fidelity Low-Priced Stock Fund (a)	3,306,235	136,778,923
Fidelity Overseas Fund (a)	7,491,858	403,586,372
Fidelity Real Estate Investment Portfolio (a)	840,731	28,189,717
Fidelity U.S. Low Volatility Equity Fund (a)	7,303,496	73,984,416
Fidelity Value Discovery Fund (a)	1,826,667	61,083,750
VIP Stock Selector All Cap Portfolio Investor Class (a)	188,470,561	1,730,159,750
TOTAL EQUITY FUNDS (Cost $3,701,450,865)		3,755,913,569

Fixed-Income Funds - 35.2%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	6,947,274	64,262,286
Fidelity High Income Fund (a)	4,234,251	30,910,030
Fidelity Inflation-Protected Bond Index Fund (a)	9,945,350	89,010,884
Fidelity Long-Term Treasury Bond Index Fund (a)	7,359,805	67,047,826
Fidelity New Markets Income Fund (a)	1,281,535	14,442,897
Fidelity Total Bond Fund (a)	101,560,484	922,169,193
VIP Investment Grade Bond II Portfolio Investor Class (a)	99,417,239	915,632,774
TOTAL FIXED-INCOME FUNDS (Cost $2,244,002,361)		2,103,475,890

Money Market Funds - 1.7%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b) (Cost $99,827,340)	99,807,378	99,827,340

U.S. Treasury Obligations - 0.2%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.33% to 5.39% 10/26/23 to 12/21/23 (d) (Cost $14,631,849)	14,750,000	14,633,963

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $6,059,912,415)	5,973,850,762
NET OTHER ASSETS (LIABILITIES) - 0.0%	(37,316)
NET ASSETS - 100.0%	5,973,813,446

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	1,026	Dec 2023	104,728,950	(3,582,618)	(3,582,618)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	1,080	Dec 2023	233,577,000	5,466,468	5,466,468
ICE MSCI Emerging Markets Index Contracts (United States)	924	Dec 2023	44,144,100	1,469,906	1,469,906

TOTAL SOLD					6,936,374

TOTAL FUTURES CONTRACTS					3,353,756
The notional amount of futures purchased as a percentage of Net Assets is 1.8%
The notional amount of futures sold as a percentage of Net Assets is 4.6%

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $14,633,963.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	23,270,110	316,063,185	239,505,955	1,601,444	-	-	99,827,340	0.2%
Total	23,270,110	316,063,185	239,505,955	1,601,444	-	-	99,827,340

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	42,045,692	5,378,227	3,530,300	-	(79,631)	1,912,329	45,726,317
Fidelity Commodity Strategy Fund	34,874,076	725,412	13,983,131	417,092	(8,494,427)	6,682,718	19,804,648
Fidelity Contrafund	51,837,667	3,112,890	6,755,900	778,801	45,559	11,405,666	59,645,882
Fidelity Emerging Markets Discovery Fund	43,365,633	3,554,671	2,311,379	-	(36,118)	4,552,288	49,125,095
Fidelity Emerging Markets Fund	310,103,807	78,729,903	20,720,122	-	(33,785)	18,413,617	386,493,420
Fidelity Equity-Income Fund	132,722,232	7,164,271	16,542,504	1,188,344	344,120	582,710	124,270,829
Fidelity Floating Rate High Income Fund	147,661,871	11,446,919	98,251,376	5,944,448	(2,993,429)	6,398,301	64,262,286
Fidelity Global Commodity Stock Fund	106,092,672	3,631,551	94,623,760	-	35,320,461	(39,831,073)	10,589,851
Fidelity Gold Portfolio	-	76,811,778	66,896,632	360,285	(9,915,146)	-	-
Fidelity Hedged Equity Fund	14,700,174	61,565,341	-	9,275	-	100,157	76,365,672
Fidelity High Income Fund	44,809,789	4,009,945	18,189,142	1,643,632	(841,153)	1,120,591	30,910,030
Fidelity Inflation-Protected Bond Index Fund	108,830,605	16,946,211	36,574,398	85,595	(2,066,231)	1,874,697	89,010,884
Fidelity Infrastructure Fund	-	6,174,153	274,886	64,591	(1,644)	(436,841)	5,460,782
Fidelity International Capital Appreciation Fund	70,545,333	8,876,197	5,626,736	-	22,980	7,393,126	81,210,900
Fidelity International Discovery Fund	92,816,122	11,474,226	7,369,934	-	(366,591)	2,812,081	99,365,904
Fidelity International Enhanced Index Fund	93,691,610	10,730,511	6,547,511	-	(245,387)	7,431,879	105,061,102
Fidelity International Small Cap Fund	41,324,509	4,749,214	2,896,151	-	41,846	2,930,811	46,150,229
Fidelity International Small Cap Opportunities Fund	47,311,853	3,978,111	-	-	-	229,407	51,519,371
Fidelity International Value Fund	59,869,481	6,445,475	3,828,874	-	26,438	5,322,865	67,835,385
Fidelity Japan Smaller Companies Fund	39,223,445	-	-	-	-	2,882,792	42,106,237
Fidelity Large Cap Value Enhanced Index Fund	54,978,890	2,891,620	7,279,633	-	196,837	611,303	51,399,017
Fidelity Long-Term Treasury Bond Index Fund	55,441,582	93,599,314	65,271,092	2,136,968	(28,924,770)	12,202,792	67,047,826
Fidelity Low-Priced Stock Fund	143,904,503	25,510,760	18,931,042	18,281,364	(1,637,914)	(12,067,384)	136,778,923
Fidelity New Markets Income Fund	14,120,986	1,429,678	801,195	560,302	(17,950)	(288,622)	14,442,897
Fidelity Overseas Fund	363,754,111	44,186,413	27,791,925	-	883,324	22,554,449	403,586,372
Fidelity Real Estate Investment Portfolio	38,623,985	3,601,341	11,131,080	1,593,637	(657,700)	(2,246,829)	28,189,717
Fidelity Total Bond Fund	822,570,426	176,338,388	50,147,195	27,915,588	(627,306)	(25,965,120)	922,169,193
Fidelity U.S. Low Volatility Equity Fund	130,016,987	6,596,635	61,152,606	190,017	2,535,228	(4,011,828)	73,984,416
Fidelity Value Discovery Fund	67,129,783	5,571,217	8,522,890	2,281,787	989,983	(4,084,343)	61,083,750
VIP Investment Grade Bond II Portfolio - Investor Class	822,788,307	152,563,802	50,145,388	351,511	(1,094,768)	(8,479,179)	915,632,774
VIP Stock Selector All Cap Portfolio Investor Class	1,660,776,208	85,576,202	224,244,337	-	(25,354,907)	233,406,584	1,730,159,750
	5,655,932,339	923,370,376	930,341,119	63,803,237	(42,982,081)	253,409,944	5,859,389,459

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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